SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

WELLS FARGO VARIABLE TRUST FUNDS

Wells Fargo VT Discovery Fund (the "Fund")

At a meeting held on August 9-10, 2016, the Board of Trustees of the Fund approved the reopening of the Fund's Class 2 shares to new investors effective September 12, 2016 (the "Reopening").

All references to Class 2 shares as "closed" in the Fund's prospectuses, summary prospectuses and Statement of Additional Information are deleted effective upon the Reopening.

August 11, 2016                                                                                                         VT2086/P1412SP